INVESCO BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED JANUARY 23, 2023 TO THE

PROSPECTUS DATED JANUARY 31, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)

(the “Fund”)

Invesco Capital Management LLC (the “Sponsor”) and The Bank of New York Mellon (the “Trustee”), as Sponsor and Trustee, respectively, have approved the termination and liquidation of the Fund, with the liquidation payment to shareholders expected to take place on or about April 6, 2023.

Effective after the close of business on March 10, 2023 (the effective date of the notice of termination), the Fund no longer will accept creation orders.

The termination date and last day of trading in the Fund on The Nasdaq Stock Market LLC (the “Exchange”) will be March 30, 2023. During the period March 10, 2023 through March 30, 2023, Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand.  After the close of business on March 30, 2023, the transfer books of the Fund will be closed.  Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. The liquidation may also be delayed if unforeseen circumstances arise.

Shareholders may sell their holdings of the Fund on the Exchange until market close on March 30, 2023, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on March 30, 2023, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on March 30, 2023 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about April 6, 2023.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over or under their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-BLDRS-PRO-1-SUP-1 012323